 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2013

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of January 7, 2013, the Board of Directors (the Board) of Citigroup Inc. (Citi) appointed James Forese and Manuel Medina-Mora as Co-Presidents of Citi. Mr. Forese will be responsible for all of Citi’s Institutional businesses, and Mr. Medina-Mora will continue to oversee Global Consumer Banking and Citi’s franchise in Mexico.

Mr. Forese, age 49, was named Co-President of Citi and Chief Executive Officer (CEO), Institutional Clients Group (ICG) as of January 7, 2013. He had been the CEO of Securities and Banking in Citi's ICG since January 2011. Mr. Forese is the chair of the Risk Management Committee of ICG. He is based in New York. Mr. Forese was co-head of Global Markets from August 2008 to January 2011, with responsibility for managing the sales, trading and capital raising activities across Fixed Income, Currencies, Commodities, Equities and Municipal Securities. Mr. Forese was head of Markets from March 2008 to August 2008 and co-CEO of Markets and Banking from October 2007 to March 2008. He first joined the firm's Salomon Brothers division in 1985 and was named a Managing Director in 1992. Mr. Forese graduated summa cum laude from Princeton University in 1985 with a Bachelor of Science in electrical engineering and computer science.

Mr. Medina-Mora, age 62, was named Co-President of Citi as of January 7, 2013 and continues in his roles as CEO, Global Consumer Banking, and Chairman, Mexico. His global responsibilities include all Consumer and Commercial Banking businesses, including Retail Banking and Wealth Management, Credit Cards, Mortgages and the Operations and Technology division supporting the business. Mr. Medina-Mora also oversees Citi’s franchise in Mexico. At the end of 2011, Mr. Medina-Mora was appointed CEO of Citi’s Global Consumer Bank. In early 2010, Mr. Medina-Mora was named the head of North America Consumer Banking in addition to his responsibilities as CEO of Latin America and Mexico, positions he held since early 2004. He also became Chairman of the Global Consumer Council with responsibility for designing and implementing Citi’s Global Consumer Banking strategy. Mr. Medina-Mora began his career with Banamex in 1971 in Corporate Banking. After earning an M.B.A. from Stanford University, Mr. Medina-Mora rejoined Banamex in 1976. Over the next several years, he held positions in Consumer and Commercial Banking, Corporate Banking and Treasury; he also held senior management roles in London, New York and California. Mr. Medina-Mora served as the CEO of Grupo Banamex-Accival (Banacci) from 1996 to 2001, and in 2001, Banamex was integrated into Citi and Mr. Medina-Mora became responsible for Mexico. Mr. Medina-Mora holds a bachelor's degree in business administration from the Universidad Iberoamericana in Mexico and an M.B.A. from The Stanford Graduate School of Business.

Citigroup Employee Fund of Funds I, L.P. and Citigroup Capital Partners II, L.P. are funds that were formed in 2000 and 2006, respectively. They invest either directly or via a master fund in private equity investments. Citi matches each dollar invested by an employee with an additional two-dollar commitment to each fund, or feeder fund, in which an employee has invested. Citi’s match is made by a loan to the fund. Each eligible employee, subject to vesting, receives the benefit of any increase in the value of the fund attributable to the loan made by Citi, less the interest paid by the fund on the loan, as well as any increase in the value of the fund attributable to the employee’s own investment.  In accordance with the funds’ offering memoranda, executive officers are not eligible to participate in the funds on a leveraged basis. Neither Mr. Forese nor Mr. Medina-Mora has outstanding leverage under the funds.

The following distributions exceeding $120,000 with respect to investments in Citigroup Employee Fund of Funds I, LP and Citigroup Capital Partners II, L.P., respectively, were made to Messrs. Forese and Medina-Mora in 2012, as applicable:

Citigroup Employee Fund of Funds I, L.P. Cash Distributions
James Forese	$167,499

Citigroup Capital Partners II, L.P. Cash Distributions
James Forese	$588,176
Manuel Medina-Mora	$418,800

Certain transactions involving loans, deposits, credit cards, and sales of commercial paper, certificates of deposit, and other money market instruments and certain other banking transactions, may have occurred during 2012 between Citibank, N.A. and other Citi banking subsidiaries on the one hand and Messrs. Forese and Medina-Mora, members of their immediate families, corporations or organizations of which any member of their immediate family is an executive officer or partner or of which any of them is the beneficial owner of 10% or more of any class of securities, on the other. Any transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, that prevailed at the time for comparable transactions with other persons not related to the lender and did not involve more than the normal risk of collectability or present other unfavorable features. Personal loans made to Messrs. Forese and Medina-Mora must comply with the Sarbanes-Oxley Act , the Federal Reserve Board’s Regulation O and Citi’s Corporate Governance Guidelines, and must be made in the ordinary course of business.

An adult spouse of an adult child of Mr. Medina-Mora, an executive officer, was employed by Citi and received 2012 compensation of $124,524. As of June 15, 2012, this individual was no longer an employee of Citi.

Additionally, as of January 7, 2013, the Board appointed Brian Leach as Head of Franchise Risk and Strategy of Citi. Mr. Leach, who previously served as Chief Risk Officer, will be responsible for Citi’s Internal Audit, Compliance, Corporate Policy and Strategy functions in addition to Risk Management.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As of January 7, 2013, the Board approved an amendment to Citi’s Bylaws providing for the appointment of Co-Presidents of Citi. A copy of Citi’s Bylaws, as amended, are attached hereto as Exhibit 3.02 and incorporated by reference herein.

Item 8.01 Other Events.

On January 7, 2013, Citi issued a press release announcing Citi CEO Michael Corbat’s management team. A copy of Citi’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.02	Bylaws of Citigroup Inc., as amended, effective January 7, 2013

99.1	Press release of Citigroup Inc. dated January 7, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2013	CITIGROUP INC.

	By:	/s/ Rohan Weerasinghe
Rohan Weerasinghe General Counsel and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Description

3.02	Bylaws of Citigroup Inc., as amended, effective January 7, 2013

99.1	Press release of Citigroup Inc. dated January 7, 2013

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